American Century Investment Trust Statement of Additional Information Supplement
Supplement dated May 25, 2019 ■ Statement of Additional Information dated August 1, 2018

The following replaces the fourth and fifth paragraphs under Other Investment Companies on page 26 of the statement of additional information.
As a shareholder of another investment company, a fund would bear, along with other shareholders, its pro rata portion of the other investment company’s expenses, including advisory fees. These expenses would be in addition to the management fee that each fund bears directly in connection with its own operations.
ETFs are a type of fund bought and sold on a securities exchange. An ETF trades like common stock and may be actively managed or index-based. A fund may purchase an ETF to temporarily gain exposure to a portion of the U.S. or a foreign market while awaiting purchase of underlying securities, to gain exposure to specific asset classes or sectors, or as a substitute for investing directly in securities. The risks of owning an ETF generally reflect the risks of owning the underlying securities. Additionally, because the price of ETF shares is based on market price rather than net asset value (NAV), shares may trade at a price greater than NAV (a premium) or less than NAV (a discount). A fund may also incur brokerage commissions, as well as the cost of the bid/ask spread, when purchasing or selling ETF shares.

The entries for Kevin Akioka in the Accounts Managed and the Ownership of Securities tables on pages 48 and 51-52 are removed from the Statement of Additional Information.
The following entry is added in the Accounts Managed table on page 48 of the Statement of Additional Information and replaces information supplemented on October 10, 2018:

		Registered Investment Companies (e.g., American Century Investments funds and American Century Investments - subadvised funds)	Other Pooled Investment Vehicles (e.g., commingled trusts and 529 education savings plans)	Other Accounts (e.g., separate accounts and corporate accounts, including incubation strategies and corporate money)
Charles Tan[1]	Number of Accounts	12	1	—
	Assets	$9,986,687,234[2]	$1,136,201,782	$0

[1]	Information is provided as of May 21, 2019.

[2]	Includes $140,183,224 in High-Yield, $159,656,258 in Short Duration Strategic Income and $21,415,424 in Strategic Income.
The following replaces the entry for Jeffrey L. Houston in the Accounts Managed table on page 48 of the Statement of Additional Information:

		Registered Investment Companies (e.g., American Century Investments funds and American Century Investments - subadvised funds)	Other Pooled Investment Vehicles (e.g., commingled trusts and 529 education savings plans)	Other Accounts (e.g., separate accounts and corporate accounts, including incubation strategies and corporate money)
Jeffrey L. Houston[1]	Number of Accounts	12	2	—
	Assets	$11,319,883,893[2]	$1,579,439,741	$0

[1]	Information is provided as of May 21, 2019.

[2]
Includes $141,040,409 in Core Plus, $3,120,360,333 in Diversified Bond, $2,591,743,285 in NT Diversified Bond, $140,183,224 in High-Yield, $404,829,413 in Short Duration, $159,656,258 in Short Duration Strategic Income and $21,415,424 in Strategic Income.

The following replaces the entries for High-Yield, Short Duration Strategic Income and Strategic Income in the Ownership of Securities table on pages 51-52 of the Statement of Additional Information:

Aggregate Dollar Range of Securities in Fund
High-Yield Fund
Charles Tan[1]	A
Gavin Fleischman	C
Jeffrey L. Houston[1]	A
Short Duration Strategic Income Fund
Charles Tan[1]	A
Robert V. Gahagan[2]	A
Jeffrey L. Houston[2]	A
Brian Howell	E
Margé Karner[2]	A
Strategic Income Fund
Charles Tan[1]	A
Robert V. Gahagan[2]	A
Jeffrey L. Houston[2]	A
Brian Howell	E
Margé Karner[2]	A
Ranges: A – none; B – $1-$10,000; C – $10,001-$50,000; D – $50,001-$100,000; E – $100,001-$500,000; F – $500,001-$1,000,000; G – More than $1,000,000.

[1]	Information is provided as of May 21, 2019.

[2]	This portfolio manager serves on a team that oversees a number of funds in the same broad investment strategy and is not expected to invest in each such fund.

©2019 American Century Proprietary Holdings, Inc. All rights reserved.
CL-SPL-95258  1905